UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2018

PURE BIOSCIENCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14468	33-0530289
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1725 Gillespie Way El Cajon, California	92020
(Address of Principal Executive Offices)	(Zip Code)

(619) 596-8600

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 4, 2018, the Board of Directors (the “Board”) of Pure Bioscience, Inc. (the “Company”) appointed Tom Myers as the Company’s Chief Operating Officer.

Mr. Myers, age 66, had been serving as the Company’s Executive Vice President, Technical Support and Services since September 2016 and had previously served as Executive Vice President, Marketing and Product Development since August 2011 when he joined the Company. In his previous role, Mr. Myers led the implementation and application of the Company’s SDC-based technology in customer facilities, the development of the Company’s food transport sanitation solution and other marketing and sales efforts. Prior to joining the Company, Mr. Myers served as the President and Principal of Idaho Milk Products. Mr. Myers has also held executive management roles at Weider Nutrition International, Puritan Quartz Pharmaceuticals, FruitSource Associates and FruitSource Confections, Nancy’s Specialty Foods, Izaki Glico and Berkshire Hathaway Corporation. Mr. Myers holds a Bachelor of Science degree from California State University Long Beach.

In connection with Mr. Myer’s appointment, the Board agreed to grant him 500,000 RSUs upon the achievement by the Company of cash flow breakeven for a fiscal quarter, after which such RSUs shall vest annually over the following three years. The terms of Mr. Meyer’s employment with the Company otherwise remain unchanged.

It is anticipated that Mr. Myers will also enter into the Company’s standard form of indemnification agreement for officers and participate in other compensation and benefit programs generally available to the Company’s executive officers. The Company’s form of indemnification agreement was filed with the Securities and Exchange Commission on October 24, 2013 as Exhibit 10.2 to the Company’s Annual Report on Form 10-K and is incorporated by reference herein.

There are no family relationships between Mr. Myers and any of the Company’s directors or executive officers and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

On October 5, 2018, the Company issued a press release announcing the appointment of Mr. Myers as Chief Operating Officer. A copy of that press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by the Company on October 5, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PURE BIOSCIENCE, INC.

Dated: October 9, 2018	By:	/s/ Henry R. Lambert
Henry R. Lambert
Chief Executive Officer